Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement, dated as of November 23, 2009 (this “Agreement”) is entered into by and among Angiotech Pharmaceuticals, Inc., a corporation organized under the laws of the Province of British Columbia, Canada (“Parent”), each of Parent’s Subsidiaries identified on the signature pages hereto (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and collectively as the “Borrowers”), Wells Fargo Foothill, LLC, a Delaware limited liability company (“Foothill”), as administrative agent for the Lenders (in such capacity, the “Agent”) and the lenders named on the signature pages hereto (the “Lenders”).

WHEREAS, Parent, the Borrowers, Agent and the Lenders are parties to that certain Credit Agreement, dated as of February 27, 2009, as amended by First Amendment to Credit Agreement, dated as of May 29, 2009 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Agreement and not defined herein shall have the applicable meanings given to such terms in the Credit Agreement); and

WHEREAS, the Parent, the Borrowers, Agent and the Lenders agree to modify the Credit Agreement on and subject to the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below, the Credit Agreement is amended in the following respects:

(a) The first parenthetical in Section 4.28 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(other than (a) vehicles or Equipment out for repair, (b) Inventory out in the ordinary course of business for testing, sterilization, packaging, branding or similar temporary purposes or (c) Inventory consisting of Option™ IVC Filters consigned to certain of the Loan Parties’ customers in accordance with Section 6.15 of this Agreement).”

(b) The first parenthetical in Section 5.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(other than (a) vehicles or Equipment out for repair, (b) Inventory out in the ordinary course of business for testing, sterilization, packaging, branding or similar temporary purposes or (c) Inventory consisting of Option™ IVC Filters consigned to certain of the Loan Parties’ customers in accordance with Section 6.15 of this Agreement).”

(c) Section 6.15 of the Credit Agreement is hereby amended by inserting the following proviso immediately prior to the period at the end of such section to read as follows:

“provided, however, that the Loan Parties may consign Inventory consisting solely of Option™ IVC Filters so long as (a) the aggregate book value of such Inventory consigned to any single customer shall not exceed $15,000 at any time, (b) the aggregate book value of such Inventory consigned to all customers shall not exceed $1,000,000 at any time and (c) the Administrative Borrower shall have delivered a copy of an Option™ IVC Filter Consignment Agreement, substantially in the form of Exhibit C-2 to this Agreement or in form and substance otherwise acceptable to Agent in its Permitted Discretion (which acceptance shall be evidenced by a writing), in each case, duly executed by the applicable Loan Party and the applicable customer.”

(d) Exhibit C-2 (Form of Option™ IVC Filter Consignment Agreement) to the Credit Agreement is hereby inserted in the Credit Agreement immediately after Exhibit C-1 as set forth on Exhibit A to this Agreement.

2. Conditions to Effectiveness. This Agreement shall become effective (the “Amendment Effective Date”) when all of the following conditions have been satisfied:

(a) Agent shall have received a copy of this Agreement duly executed by Parent, the Borrowers and the Lenders;

(b) Agent shall have received a copy of the Consent and Affirmation set forth as Exhibit B to this Agreement duly executed by the Guarantors;

(c) as of the Amendment Effective Date, the representations and warranties of Parent and the Borrowers herein, in Section 4 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Agreement on and as of the Amendment Effective Date as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Agreement becoming effective in accordance with its terms;

(d) the Borrowers shall have paid all Lender Group Expenses incurred in connection with (i) the preparation, execution and delivery of this Agreement and (ii) the transactions evidenced hereby and by the other Loan Documents, and the Borrowers shall have paid all fees due and payable pursuant to this Agreement and the other Loan Documents; and

(e) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent.

3. Representations and Warranties. Parent and each of the Borrowers represents and warrants as follows:

(a) As to each such Person, the execution, delivery and performance by such Person of this Agreement, and the performance by such Person of the Credit Agreement as amended hereby, have been duly authorized by all necessary action on the part of such Person, and such Person has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and by the Credit Agreement as amended hereby.

(b) This Agreement, and the Credit Agreement as amended hereby, is the legally, valid and binding obligations of each such Person, enforceable against each such Person in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c) The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Agreement on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default has occurred and is continuing on and as of the Amendment Effective Date, or would result from this Agreement becoming effective in accordance with its terms.

4. Release. Parent and each of the Borrowers may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Credit Agreement or the other Loan Documents. Agent, the Lenders, Parent and the Borrowers desire to resolve each and every one of such Claims in conjunction with the execution of this Agreement and thus Parent and each of the Borrowers makes the releases contained in this Section 4. In consideration of Agent and the Lenders entering into this Agreement, Parent and each of the Borrowers hereby fully and unconditionally releases and forever discharges each of Agent and the Lenders, and their respective directors, officers, employees, subsidiaries, Affiliates, attorneys, agents and representatives, (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, up to and including the date on which this Agreement is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which Parent or any Borrower has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Agreement is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Agreement is executed, regarding or relating to the Credit Agreement, any of the Loan Documents, the Advances or any of the other Obligations, including administration or enforcement thereof (collectively, the “Claims”). Parent and each of the Borrowers represents and warrants that it has no knowledge of any Claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a Claim by Parent or any of the Borrowers against the Released Parties which is not released hereby. Parent and each of the Borrowers represents and warrants that the foregoing constitutes a full and complete release of all Claims.

5. Miscellaneous.

(a) Continued Effectiveness of the Credit Agreement. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement, and (ii) all references in the other Loan Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement. To the extent that the Credit Agreement or any other Loan Document purports to pledge to Agent, or to grant to Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver or an amendment of any right, power or remedy of Agent and the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver or an amendment of any provision of the Credit Agreement or any other Loan Document.

(b) Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.

(c) Headings. Headings and numbers have been set forth herein for convenience only.

(d) Amendment as Loan Document. The Borrowers each hereby acknowledge and agree that this Agreement constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by Parent or any Borrower under or in connection with this Agreement shall have been not true and correct in all material respects when made, or (ii) Parent or any Borrower shall fail to perform or observe any term, covenant or agreement contained in this Agreement.

(e) Governing Law. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f) Waiver of Jury Trial. PARENT AND EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY

CLAIMS. PARENT AND EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

ANGIOTECH PHARMACEUTICALS, INC., as Parent

By:	/s/ K. Thomas Bailey
Title:	Chief Financial Officer

AFMEDICA, INC., as a Borrower

By:	/s/ Joy Dent
Title:	Treasurer

AMERICAN MEDICAL INSTRUMENTS HOLDINGS, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

ANGIOTECH AMERICA, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	Chief Financial Officer

ANGIOTECH BIOCOATINGS CORP., as a Borrower

By:	/s/ Jay Dent
Title:	Treasurer

ANGIOTECH CAPITAL, LLC, as a Borrower

By:	/s/ David D. McMasters
Title:	Manager

ANGIOTECH PHARMACEUTICALS (US), INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	Chief Financial Officer

B.G. SULZLE, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

CRIMSON CARDINAL CAPITAL, LLC, as a Borrower

By:	/s/ David D. McMasters
Title:

MANAN MEDICAL PRODUCTS, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

MEDICAL DEVICE TECHNOLOGIES, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

NEUCOLL, INC., as a Borrower

By:	/s/ Jay Dent
Title:	Treasurer

QUILL MEDICAL, INC., as a Borrower

By:	/s/ Jay Dent
Title:	Treasurer

SURGICAL SPECIALTIES CORPORATION, as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

WELLS FARGO FOOTHILL, LLC, as Agent and as a Lender

By:	/s/ Dennis J. Rebman
Title:	V.P.

EXHIBIT B

CONSENT AND REAFFIRMATION

The parties hereto (each, individually, a “Guarantor” and, collectively, the “Guarantors”) each hereby (i) acknowledges receipt of a copy of the Second Amendment to Credit Agreement (the “Amendment”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Credit Agreement, dated as of February 27, 2009, (as amended through and including the date of the Amendment), by and among Angiotech Pharmaceuticals, Inc., a corporation organized under the laws of the Province of British Columbia, Canada (“Parent”), each of Parent’s Subsidiaries identified on the signature pages thereto (the “Borrowers”), Wells Fargo Foothill, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, the “Agent”) and the lenders named on the signature pages thereto (the “Lenders”)), (ii) consents to Parent’s and each Borrower’s execution and delivery of the Amendment; (iii) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth therein; and (iv) reaffirms its obligations under each of the other Loan Documents to which it is a party (collectively, the “Reaffirmed Loan Documents”). Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor reaffirms and acknowledges that its right to receive notices in the future are limited by the waivers set forth in Section 6 of that certain General Continuing Guaranty, dated as of February 27, 2009, by and among the Guarantors and the Agent, and nothing contained in this Consent and Reaffirmation shall be deemed to alter such waivers.

Each of the Guarantors may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Credit Agreement or the other Loan Documents. Agent, the Lenders and the Guarantors desire to resolve each and every one of such Claims in conjunction with the execution of this Consent and Reaffirmation and thus each of the Guarantors makes the releases contained in this paragraph. In consideration of Agent and the Lenders entering into the Amendment, each of the Guarantors hereby fully and unconditionally releases and forever discharges each of Agent and the Lenders, and their respective directors, officers, employees, subsidiaries, Affiliates, attorneys, agents and representatives (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, up to and including the date on which this Consent and Reaffirmation is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which any Guarantor has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Consent and Reaffirmation is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Consent and Reaffirmation is executed, regarding or relating to the Credit Agreement, any of the Loan Documents, the Advances or any of the other Obligations, including administration or enforcement thereof (collectively, the “Claims”). Each of the Guarantors represents and warrants that it has no knowledge of any Claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a Claim by the Guarantors against the Released Parties which is not released hereby. Each of the Guarantors represents and warrants that the foregoing constitutes a full and complete release of all Claims.

The undersigned further agree that after giving effect to the Amendment, each Reaffirmed Loan Document shall remain in full force and effect.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, each Guarantor has executed this Consent and Reaffirmation on and as of the date of the Amendment.

ANGIOTECH PHARMACEUTICALS, INC., a corporation organized under the laws of the Province of British Columbia, Canada

By:	/s/ Jay Dent
Title:	SVP, Finance

0741693 B.C. LTD., a corporation organized under the laws of the Province of British Columbia, Canada

By:	/s/ Jay Dent
Title:	Director

3091796 NOVA SCOTIA COMPANY, a corporation organized under the laws of the Province of Nova Scotia, Canada

By:	/s/ Jay Dent
Title:	Director

ANGIOTECH INTERNATIONAL HOLDINGS, CORP., a corporation organized under the laws of the Province of Nova Scotia, Canada

By:	/s/ Jay Dent
Title:	Director

ANGIOTECH INVESTMENT PARTNERSHIP, a general partnership organized under the laws of the Province of British Columbia, Canada

By:	its partners

Angiotech Pharmaceuticals, Inc.

By:	/s/ Jay Dent
Title:	SVP, Finance

3091796 Nova Scotia Company

By:	/s/ Jay Dent
Title:	Director